Shore Bancshares, Inc.

NASDAQ:SHBI

W. Moorhead Vermilye

President & CEO

Lloyd L. "Scott" Beatty, Jr.

Executive Vice President & COO

Sandler O'Neill + Partners, LP
East Coast Financial Services Conference
Aventura, FL — November 11, 2010

Forward-Looking Statement

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, including but not limited to our ability to integrate acquisitions; the strength of the U.S. economy and the local economies where we conduct operations; harsh weather conditions; fluctuations in inflation, interest rates, or monetary policies; changes in the stock market and other capital and real estate markets; legislative or regulatory changes; customer acceptance of third-party products and services; increased competition and its effect on pricing; technological changes; security breaches and computer viruses that may affect our computer systems; changes in consumer spending and savings habits; our growth and profitability; changes in accounting; and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 along with our other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-looking statements in this presentation speak only as of the date of these materials, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ. In addition, this presentation includes certain non-GAAP financial measures.

SHBI Corporate Overview

- A family of companies, with FOUR over 100 years old
- Largest Delmarva independent with $1.135 billion assets,* $80.5MM market cap⁺, 33 locations (19 branches, 14 non-bank offices)
- We are located in the best strategic, natural submarkets with population growth rates & per capita income above national averages
- 12.7% Insider/Stakeholder and Board ownership; 16.8% institutional & 3.5% mutual fund ownership

*as of 9/30/2010 ⁺as of 10/28/2010

Presentation Agenda

1. Market Analysis
2. Financial Performance Highlights
3. Key Strategic Goals
4. Compelling Investment Considerations

Vision

"The strength of our markets has created the opportunity to historically outperform our peers, and we are striving to dominate every market within our footprint."

Shore Bancshares, Inc.



New York City
Philadelphia
MD
Baltimore
Washington, DC
DE
Richmond
Norfolk
Chestertown
Kent County
Queen Anne's County
Centreville
Stevensville
Chester
Grasonville
Annapolis
Anne Arundel County
Hillsboro
Denton
Talbot County
MARYLAND
St. Michaels
Easton
Tilghman Island
Trappe
Caroline County
Cambridge
Dorchester County
Chesapeake Bay
Camden
Kent County
Felton
Milford
Sussex County
Atlantic Ocean
DELAWARE
Salisbury
Wicomico County
301
404
50
SHORE BANCSHARES, INC.
SHORE BANCSHARES EXECUTIVE OFFICES
THE TALBOT BANK
CNB
AVON-DIXON INSURANCE
FELTON BANK
TSGIA INSURANCE
WYE FINANCIAL & TRUST
WYE MORTGAGE GROUP

SHBI Footprint



Philadelphia
Baltimore
Chestertown
Washington DC
Annapolis
DE
MD
Richmond
Salisbury
Norfolk
Atlantic Ocean
Chesapeake Bay



Chestertown
Kent County
Queen Anne's County
Centreville
Stevensville
Chester
Grasonville
Hillsboro
Denton
Annapolis
Anne Arundel County
Talbot County
MARYLAND
St. Michaels
Easton
Caroline County
Tilghman Island
Trappe
Cambridge
Dorchester County
Chesapeake Bay
Camden
Kent County
Felton
Milford
Sussex County
DELAWARE
Atlantic Ocean
Salisbury
Wicomico County
SHORE BANCSHARES, INC.
Banking. Insurance. Investments.
SHORE BANCSHARES EXECUTIVE OFFICES
T THE TALBOT BANK
C CNB
A AVON-DIXON INSURANCE
F FELTON BANK
G TSGIA INSURANCE
W WYE FINANCIAL & TRUST
M WYE MORTGAGE GROUP

33 locations

19 branches
14 non-bank offices

Selected SHBI Market Highlights

- Projected 5-year population growth (2007-2012) in both DE counties exceeds 14%; growth rates in two lead MD counties (Talbot & Queen Anne's) to exceed 10%.
- Current median age across market is ~40 years old.
- Household income for entire 2-state franchise is $65,125 vs. $53,154 for the U.S.
- 9-county footprint has strong small business base with >7,000 business establishments; 10% employ more than 100 workers.
- SHBI deposit market share by county:

Maryland	Delaware
Talbot -- #1	Kent -- #8
Queen Anne's -- #2	Sussex -- #12
Caroline -- #3	
Kent -- #5	
Dorchester -- #9	
Anne Arundel & Wicomico *	

**Non-Bank subsidiaries only*
Data sources: SNL Financial, Inc.

Loans and Deposits

(As of 9/30/2010)

Loan Composition


Commercial and Industrial 9.6%
Consumer 11.0%
Construction 16.5%
Multi-Family 2.7%
Farmland 3.8%
Residential Real Estate 24.7%
Commercial Real Estate 31.7%

Deposit Composition


Noninterest-bearing demand 12.4%
Other time 21.4%
Interest-bearing demand 12.5%
Money market and savings 26.6%
Certificates of deposit $100,000 or more 27.1%

Shore Bancshares, Inc.
Current Year Highlights (QTD 9/30/2010)

		Peer *
Return on Average Assets	(0.49)%	(0.08)%
Return on Average Equity	(4.43)%	(2.47)%
Total Equity/Total Assets	10.78%	9.11%
Tangible Equity/Tangible Assets	9.35%	8.49%
Risk-Based Capital Ratio	12.99%	12.74%
Net Interest Margin	4.00%	3.85%
Non-interest Income/Operating Revenue	30.29%	27.36%
Efficiency Ratio (Non-GAAP)	63.41%	71.37%
NPAs+90 Days Past Due/Assets (1)	3.67%	3.79%

(1) Nonperforming assets (NPAs) include nonaccrual loans and net other real estate and other assets owned.

* *Peer Group Definition: Publicly traded commercial banks in MD, DC, VA, DE with Total Assets between $500M-$1.5B*

Credit Composition & Quality

Loan Portfolio Composition

	Balance	Percent
Residential Mortgages		
Construction	$ 19,603	2.2%
Permanent	223,540	24.7%
Total Mortgage Loans	243,143	26.9%
Commercial Loans		
Owner Occupied R/E	177,309	19.5%
Non-Owner Occupied R/E	134,946	14.9%
Farmland	34,767	3.8%
Construction and Land Development	129,537	14.3%
Business Loans and Lines	87,250	9.6%
Total Commercial Loans	563,809	62.1%
Consumer Loans		
Home Equity Lines	83,851	9.3%
Personal Lines	3,963	0.4%
Installment	10,977	1.2%
Credit Cards	743	0.1%
Total Consumer Loans	99,534	11.0%
Other Loans	4	--
Total Loans	**$ 906,490**	**100.0%**

As of September 30, 2010. Dollars in thousands.

Credit Composition & Quality

NPA Quarterly Trends (1)

	3Q2009	4Q2009	1Q2010	2Q2010	3Q2010	Percent of Total NPAs
Residential Mortgages						
Construction	$ 657	$ 814	$ 815	$ -	$ 68	0.2%
Permanent	7,695	4,752	5,808	11,717	12,416	29.8%
Total Mortgage Loans	8,352	5,566	6,623	11,717	12,484	30.0%
Commercial Loans						
Owner Occupied R/E	737	1,450	1,488	2,721	2,275	5.5%
Non-owner Occupied R/E	1,187	1,975	1,701	1,734	1,135	2.7%
Construction and Land Development	10,077	11,445	20,666	20,449	18,354	44.2%
Business Loans and Lines	2,998	2,028	1,617	4,017	4,005	9.6%
Total Commercial Loans	14,999	16,898	25,472	28,921	25,769	62.0%
Consumer Loans	1,234	1,263	1,180	1,569	1,845	4.4%
Other Real Estate Owned	2,062	2,572	2,403	1,428	1,517	3.6%
Total Nonperforming Assets	$ 26,647	$ 26,299	$ 35,678	$ 43,635	$ 41,615	100.0%
NPAs/Total Assets	**2.30%**	**2.27%**	**3.11%**	**3.86%**	**3.67%**	

Dollars in thousands. ***(1) Non-performing assets include loans 90+ days past due.***

Credit Composition & Quality

- Historically, SHBI's asset quality has been strong
- Conducted comprehensive review of portfolio and potential issues have been identified and are being proactively addressed

	2005	2006	2007	2008	2009	9/30/2010
NPAs & 90+ days Past Due/Assets	0.23%	0.92%	0.56%	0.92%	2.27%	3.67%
Nonperforming Loans/Loans	0.13%	1.09%	0.46%	0.91%	1.78%	4.06%
Allowance/Average Loans	0.86%	0.95%	1.04%	1.11%	1.19%	1.45%
Allowance/Nonperforming Loans	6.19x	0.82x	2.13x	1.15x	0.67x	0.36x
Net Charge-offs/Average Loans	0.04%	0.06%	0.06%	0.19%	0.81%	2.13%

Quarterly Financial Trends

	4Q08	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10
Net Interest Income	$ 10,348	$ 10,058	$ 10,086	$ 10,428	$ 10,806	$ 10,395	$ 10,691	$ 10,687
Provision for Credit Losses	1,385	1,935	1,681	1,702	3,668	7,617	4,917	4,193
Non-interest Income	4,423	5,301	4,927	4,719	4,125	4,882	4,568	4,419
Non-interest Income - Non-Recurring	(15)	49	420	-	-	-	-	224
Non-interest Expense	9,621	9,883	10,180	10,297	9,375	10,321	9,688	9,578
Non-interest Expense - Non-Recurring	-	-	513[1]	-	-	-	-	3,051[2]
Net Income (Loss) before Taxes	3,750	3,590	3,059	3,148	1,888	(2,661)	654	(1,492)
Applicable Income Taxes	1,489	1,377	1,166	1,197	672	(1,099)	209	(92)
Net Income (Loss)	$ 2,261	$ 2,213	$ 1,893	$ 1,951	$ 1,216	$ (1,562)	$ 445	$ (1,400)
Net Income (Loss) Available to Common Stockholders	$ 2,261	$ 1,876	$ 354	$ 1,951	$ 1,216	$ (1,562)	$ 445	$ (1,400)
EPS - Net Income (Loss) Available to Common Stockholders	$ 0.27	$ 0.22	$ 0.04	$ 0.23	$ 0.14	$ (0.19)	$ 0.05	$ (0.17)
Pre-Tax, Pre-Provision Income	$ 5,135	$ 5,525	$ 4,740	$ 4,850	$ 5,556	$ 4,956	$ 5,571	$ 2,701
Net Interest Margin	4.24%	4.09%	3.85%	3.79%	3.90%	3.95%	4.03%	4.00%
Efficiency Ratio (GAAP)	65.20%	64.14%	69.29%	67.98%	62.79%	67.56%	63.49%	82.38%
Efficiency Ratio (Non-GAAP)	65.13%	64.35%	67.81%	67.98%	62.79%	67.56%	63.49%	63.41%
Non-interest Income/Operating Revenue (GAAP)	29.87%	34.72%	34.65%	31.15%	27.63%	31.96%	29.94%	30.29%
Non-interest Income/Operating Revenue (Non-GAAP)	29.94%	34.51%	32.82%	31.15%	27.63%	31.96%	29.94%	29.25%

Dollars in thousands. *[1]FDIC one-time assessment.* *[2] Goodwill ($3.0 million) and other intangibles ($51 thousand) impairment charges. Net of tax benefit equals $2.5 million.*

Financial Results & Trends

Average Balance Sheet Growth



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2005
2006
2007
2008
2009
YTD 9/30/2010
Loans
Deposits
Assets

Dollars in thousands

Growth Rates

	5 Year	2009
LOANS	12.9%	9.1%
DEPOSITS	9.3%	16.4%
ASSETS	9.1%	11.7%

Revenue Composition

Revenue Breakdown



70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
24%
76%
25%
75%
26%
74%
34%
66%
32%
68%
31%
69%
2005
2006
2007
2008
2009
YTD 9/30/2010
Net Interest Income
Noninterest Income

2009 Noninterest Income Detail (1)



Other 19.6%
Service Charges on Deposit Accounts 17.6%
Trust and Investment fee income 5.8%
Insurance Agency Commissions 57.0%

Growth Rates

	5 Year
Total Revenue	10.8%
Net Interest Income	8.3%
Noninterest Income	18.2%

Dollars in thousands

(1) Noninterest income excludes investment securities gains

Capital Adequacy


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.46%
13.85%
13.04%
10.49%
14.04%
13.16%
10.70%
13.14%
12.15%
10.32%
12.74%
11.65%
9.38%
12.59%
11.45%
9.35%
12.99%
11.73%
2005
2006
2007
2008
2009
9/30/2010
Tangible Common Equity/Tangible Assets
Total Risk-Based Capital Ratio
Tier 1 Risk-Based Capital Ratio
Minimum total risk-based capital ratio to be well capitalized – 10%

Key Strategic Goals

Profitability

- Target Net Interest Margin – NIM > 4.0%
- Maintain bank efficiency ratios <60%
- Generate >30% non-interest income as percentage of total revenue
- Reduce Non-Performing Assets – NPAs <1%

Key Strategic Goals

Growth

- Make "institutional" branching decisions
- Commitment to invest in infrastructure to support growth
- Execute 3-prong acquisition strategy (banks, insurance, asset management)
- Dominate all sub-markets within our footprint

Focus on Execution Ensures Success

- We concentrate only on Delmarva Peninsula
- Our Management Team has talent and unique skills
- We follow a "dynamic" strategic plan
- We invest in the correct components to execute our growth strategy

What Makes SHBI Unique?

- Track record of consistent financial performance
  - **Management Depth**
  - **Strong Capital Position**
  - **Strong Net Interest Margin**
  - **Diversity of Revenue Sources**
- Acquirer and employer of choice with 3-prong acquisition strategy (banks, insurance, asset management)
- Dominant independent financial services company in all sub-markets within footprint

Compelling Investment Considerations

- Track record of results
  - ✓ **Diversity of revenue sources**
  - ✓ **Organizational depth**
- Focused on creating sustainable competitive advantages
- Scarcity of investment opportunities
- Current valuation is attractive

ADDENDUM

Peer Group Definition

Publically traded commercial banks in MD, DC, VA, DE with total assets between $500M-$1.5B.

Company Name	State	Total Assets ($000)	ROAA (%)	ROAE (%)	Total Equity/ Total Assets (%)	Tangible Equity/ Tangible Assets (%)	Risk Based Capital Ratio (%)	NIM (%)	Noninterest Inc/ Operating Rev (%)	Efficiency Ratio (%)	NPAs + 90+ Days Delinq/ Assets (%)
		MRQ	MRQ	MRQ	MRQ	MRQ	MRQ	MRQ	MRQ	MRQ	MRQ
Access National Corporation	VA	804,838	1.21	13.87	9.03	9.03	NA	3.36	62.08	73.16	NA
Alliance Bankshares Corporation	VA	619,560	0.14	2.20	5.75	5.75	11.82	3.83	(8.73)	88.88	1.77
American National Bankshares Inc.	VA	824,217	1.07	8.11	13.45	10.87	NA	3.73	24.34	58.56	NA
C&F Financial Corporation	VA	911,813	1.14	11.16	10.31	9.24	NA	6.96	35.20	66.61	2.51
Commonwealth Bankshares, Inc.	VA	1,222,145	(0.81)	(12.88)	6.29	6.27	10.39	2.57	10.01	74.38	14.59
Community Bankers Trust Corporation	VA	1,203,894	(6.43)	(61.96)	9.06	7.84	14.30	4.04	13.06	81.77	NA
Eastern Virginia Bankshares, Inc.	VA	1,115,410	0.58	6.28	9.19	7.87	NA	3.55	23.43	76.97	NA
Fauquier Bankshares, Inc.	VA	586,357	0.69	9.26	7.48	7.48	12.49	4.15	21.45	73.56	1.12
First Capital Bancorp, Inc.	VA	541,099	0.47	5.73	8.31	8.31	13.18	3.24	5.63	71.10	3.72
First Mariner Bancorp	MD	1,333,339	(1.39)	(42.58)	2.91	2.91	NA	3.04	59.28	82.60	NA
Middleburg Financial Corporation	VA	1,111,464	(1.97)	(20.58)	9.13	8.60	13.41	3.29	47.96	87.61	3.46
Monarch Financial Holdings, Inc.	VA	876,169	0.79	9.26	8.05	7.90	12.55	4.33	67.31	76.34	1.23
National Bankshares, Inc.	VA	982,447	1.61	12.25	13.50	12.45	NA	4.52	18.00	43.04	1.14
Old Point Financial Corporation	VA	918,717	0.45	5.01	9.05	9.05	NA	3.77	26.48	73.53	3.70
Southern National Bancorp of Virginia, Inc.	VA	618,741	0.72	4.43	16.23	14.59	NA	4.38	6.09	55.75	NA
Valley Financial Corporation	VA	781,939	0.54	7.64	7.07	7.07	13.55	2.84	16.12	66.87	4.77
Village Bank and Trust Financial Corp.	VA	583,879	0.22	2.74	8.38	8.29	NA	3.74	34.56	70.57	NA
Averages for Above Peer Group		**898,363**	**(0.08)**	**(2.47)**	**9.11**	**8.49**	**12.74**	**3.85**	**27.36**	**71.37**	**3.79**
Shore Bancshares, Inc.	**MD**	**1,134,503**	**(0.49)**	**(4.43)**	**10.78**	**9.35**	**12.99**	**4.00**	**30.29**	**63.41**	**3.67**

Peers: MD-DE-DC-VA commercial banks traded on NYSE/NASDAQ/AMEX with assets $500M-$1.5B Source: SNL Financial, Inc. As of 9/30/2010

SHBI Management Team

Talent, depth, unique skills

- **W. Moorhead Vermilye, 70**, has served as President and Chief Executive Officer of Shore Bancshares, Inc. (SHBI) since December 2000. Between 1997 and December 2000, Mr. Vermilye served as President of Talbot Bancshares. Mr. Vermilye served as President of Talbot Bank from 1988 to July 2006 and as Chief Executive Officer of Talbot Bank from 1993 to July 2006. Mr. Vermilye serves on the Boards of Directors of the Company, Talbot Bank, and Felton Bank.
- **Lloyd L. Beatty, Jr., 58**, CPA, Director of SHBI since December 2000, Director of Talbot Bank since 1992. Executive Vice President & COO of SHBI since October 2005. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.
- **William W. Duncan, Jr., 63**, Director of SHBI and President & CEO of Talbot Bank since July 2006. Chairman of Mercantile Eastern Shore Bank 2004-06. From 1982-2004 President & CEO St. Michaels Bank, St. Michaels, MD, a Mercantile Bankshares Corporation affiliate. From 1973-82, senior loan officer First National Bank of Maryland. Former Director of Federal Reserve Bank of Richmond.
- **F. Winfield Trice, Jr., 56**, Director of SHBI and President & CEO of CNB (formerly Centreville National Bank of Maryland), since June 2007. From 1997 to June 2007, EVP & Senior Loan Officer Mercantile Peninsula Bank. From 1977 to 1997 served in various capacities with The First National Bank of Maryland (now M&T), ending as President & CEO of York Bank and Trust, a subsidiary bank of First Maryland.
- **Susan E. Leaverton, 46**, CPA, Treasurer & CFO of SHBI since December 2000. From 1997-2000 Secretary & Treasurer of Talbot Bancshares. Vice President of Finance of Talbot Bank since 1994.
- **Christopher F. Spurry, 62**, Chairman of the Board of SHBI since April 2006. Director of SHBI since April 2004 and Director of Talbot Bank since 1995. Owner and President of Spurry & Associates, Inc., a regional Manufacturer's Representative firm serving the foodservice equipment industry.

Selected Financial Data

		2005	2006	2007	2008	2009	YTD 9/30/2010
Performance Ratios:							
Return on average assets		1.51%	1.52%	1.42%	1.13%	0.48%	(0.30)%
Return on average common equity		13.20%	12.66%	11.79%	9.22%	4.00%	(2.66)%
Yield on average interest-earning assets		6.25%	6.98%	7.34%	6.49%	5.53%	5.22%
Rate on average interest-bearing liabilities		1.94%	2.86%	3.36%	2.81%	2.01%	1.50%
Net interest spread		4.31%	4.12%	3.98%	3.68%	3.52%	3.72%
Net interest margin		4.69%	4.70%	4.64%	4.23%	3.90%	3.99%
Efficiency ratio-GAAP		54.13%	55.15%	58.40%	63.66%	66.07%	71.16%
Efficiency ratio-Non-GAAP		54.13%	55.16%	58.41%	62.91%	65.73%	64.82%
Capital Ratios:							
Tier 1 leverage		10.68%	10.64%	10.50%	10.27%	9.27%	9.46%
Total risk-based capital		13.85%	14.04%	13.14%	12.74%	12.59%	12.99%
Tier 1 risk-based capital		13.04%	13.16%	12.15%	11.65%	11.45%	11.73%
Average equity to average assets		11.86%	11.98%	12.04%	12.30%	11.96%	11.09%
Credit Quality Ratios:							
Allowance for loan losses to loans		0.83%	0.90%	0.97%	1.05%	1.19%	1.45%
Nonperforming loans to total loans		0.13%	1.09%	0.46%	0.91%	1.78%	4.06%
Nonperforming assets to total assets		0.23%	0.92%	0.56%	0.92%	2.27%	3.67%
Net charge-offs to average loans		0.04%	0.06%	0.06%	0.19%	0.81%	2.13%

ROAA/ROAE

ROAA


2005
2006
2007
2008
2009
QTD 9/30/2010
1.51
1.20
1.52
1.14
1.42
0.82
1.13
0.29
0.48
(0.43)
(0.49)
(0.08)
SHBI
PEER

ROAE


2005
2006
2007
2008
2009
QTD 9/30/2010
13.20
13.17
12.66
12.06
11.79
7.60
9.22
1.79
4.00
(7.67)
(4.43)
(2.47)
SHBI
PEER

Peers: MD-DE-DC-VA commercial banks traded on NYSE/NASDAQ/AMEX with assets $500M-/$1.5B Source: SNL Financial, Inc.

Tangible Equity/Tangible Assets



10.46
8.67
10.49
9.21
10.47
9.00
10.32
8.25
9.38
8.21
9.35
8.49
2005
2006
2007
2008
2009
9/30/2010
SHBI
PEER

Peers: MD-DE-DC-VA commercial banks traded on NYSE/NASDAQ/AMEX with assets $500m-$1.5B Source: SNL Financial, Inc.

Total Risk-Based Capital Ratios



13.85
13.93
14.04
14.79
13.14
13.82
12.74
13.47
12.59
13.17
12.99
12.74
2005
2006
2007
2008
2009
9/30/2010
SHBI
PEER

Peers: MD-DE-DC-VA commercial banks traded on NYSE/NASDAQ/AMEX with assets $500M-$1.5B Source: SNL Financial, Inc.

Net Interest Margin



4.69
4.39
4.70
4.29
4.64
4.09
4.23
3.91
3.90
3.44
4.00
3.85
2005
2006
2007
2008
2009
QTD 9/30/2010
SHBI
PEER

Peers: MD-DE-DC-VA commercial banks traded on NYSE/NASDAQ/AMEX with assets $500M-$1.5B Source: SNL Financial, Inc.

Non-interest Income/ Operating Revenue



24.47
23.93
24.81
24.10
26.34
24.35
33.77
27.98
32.08
24.20
30.29
27.36
2005
2006
2007
2008
2009
QTD 9/30/2010
SHBI
PEER

Peers: MD-DE-DC-VA commercial banks traded on NYSE/NASDAQ/AMEX with assets $500M-$1.5B Source: SNL Financial, Inc.

Efficiency Ratio

(Non-GAAP)



54.13
62.58
55.16
63.91
58.41
68.67
62.91
74.16
65.73
69.96
63.41
71.37
2005
2006
2007
2008
2009
QTD 9/30/2010
SHBI
PEER

Note: Presented on a Non-GAAP basis

Peers: MD-DE-DC-VA commercial banks traded on NYSE/NASDAQ/AMEX with assets $500M-$1.5B Source: SNL Financial, Inc.

NPAs + 90 Days Past Due/Assets



0.23
0.28
0.92
0.48
0.56
0.98
0.92
1.99
2.27
3.34
3.67
3.79
2005
2006
2007
2008
2009
9/30/2010
SHBI
PEER

Peers: MD-DE-DC-VA commercial banks traded on NYSE/NASDAQ/AMEX with assets $500M - $1.5B Source: SNL Financial, Inc.